UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2013 (July 17, 2013)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 17, 2013, the Board of Directors of Mack-Cali Realty Corporation (the “General Partner”) authorized and approved the entry into a series of eight Agreements of Sale and Purchase (the “Purchase Agreements”) by and between certain subsidiaries of Mack-Cali Realty, L.P. (together with its subsidiaries, the “Company”), the operating partnership of the General Partner, and affiliates of Keystone Property Group, L.P. (each, a “Keystone Party” and collectively, the “Keystone Parties”) pursuant to which the Company and the Keystone Parties shall form joint ventures (each, a “Joint Venture” and collectively, the “Joint Ventures”) to acquire title to all of the Company’s properties located in Pennsylvania (each, a “Property” and collectively, the “Properties”).  The Properties consist of 15 office buildings with an aggregate of approximately 1.7 million square feet of office space and related parcels of developable land able to accommodate up to 162,000 square feet of additional office space.

Pursuant to the Purchase Agreements, the Properties will be sold for an aggregate of approximately $233 million, consisting of: (i) $201 million in cash; (ii) a $10 million mortgage loan to be provided by the Company to one of the Joint Ventures, which loan will have a term of two years (with a one year extension right), an interest rate of LIBOR plus six percent and be secured by the One Plymouth Meeting Property; and (iii) subordinated interests provided to the Company in the Properties with capital accounts aggregating approximately $22 million. The cash component of the purchase price is expected to be funded by an approximate $37 million aggregate cash contribution to the Joint Ventures by the Keystone Parties and approximately $163 million in financing to be secured by certain of the Properties and to be arranged by the Keystone Parties. In addition, the Joint Ventures expect to obtain an approximate $50 million loan facility for tenant improvements, leasing commissions and capital expenditures for all of the Properties.

The Joint Ventures shall provide: (i) that the approval of the Company shall be required in connection with any major decisions; (ii) that the Company shall receive twenty percent (20%) of any management fees paid to a Keystone Party with respect to any Property; and (iii) for distributions of cash first to the Keystone Parties until the return of their approximately $37 million aggregate cash contribution to the Joint Ventures plus a 15% internal rate of return (“IRR”), second to the Company until the return of its approximately $22 million in subordinated interests plus a 10% IRR, and thereafter 50% to each of the Company and the Keystone Parties. Notwithstanding the cash distribution priority set forth above, distributions of cash will first be made to the members, pro rata, to return any additional cash contributions made by the members above the contributions and interests set forth above plus a 12% IRR. Additional cash contributions require the approval of all members and, if approved, can be made pro rata based upon residual membership interests. Notwithstanding the foregoing, the Company is not obligated to contribute any additional capital to the Joint Ventures. All of the distribution provisions set forth above are on a venture-by-venture basis and are calculated on a separate basis for each Property.

As part of the transaction, the Company will have rights to own, after zoning-approval-subdivision, land at the 150 Monument Road Property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development (the “Bala Rights”).  If the Keystone

Parties are unable to secure a mortgage loan prior to closing which will provide for the non-encumbrance of the Bala Rights, then the Company has agreed to provide a $16.5 million mortgage loan, to be secured by the 150 Monument Property and having a two year term with an interest rate of LIBOR plus six percent, in lieu of the corresponding amount of the cash portion of the purchase price.  The loan may be extended for one year at the option of the Company.

In addition, the Company anticipates that, in exchange for agreeing to provide a non-recourse, carve-out guaranty on an approximate $50 million existing mortgage loan secured by unrelated properties owned by Keystone Parties, the Company will obtain a majority interest in a contemplated multi-family residential development site located at One Presidential Boulevard in Bala Cynwyd, Pennsylvania.

The formation of the Joint Ventures and the completion of the sale of the Properties to the Joint Ventures are subject to the Keystone Parties’ completion of due diligence by August 19, 2013, which may be extended for two 30 day periods, and normal and customary closing conditions.

Copies of the Purchase Agreements are filed as Exhibits 10.1 through 10.8 hereto and are incorporated herein by reference.  A copy of the General Partner’s press release dated July 18, 2013 announcing the Company’s entry into the Purchase Agreements is filed herewith as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Pennsylvania Realty Associates, L.P., as seller, and Westlakes KPG III, LLC and Westlakes Land KPG III, LLC, as purchasers.

10.2	Agreement of Sale and Purchase dated as of July 15, 2013 by and between M-C Rosetree Associates, L.P., as seller, and Rosetree KPG III, LLC and Rosetree Land KPG III, LLC, as purchasers.

10.3	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali-R Company No. 1 L.P., as seller, and Plymouth Meeting KPG III, LLC, as purchaser.

10.4	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Stevens Airport Realty Associates L.P., as seller, and Airport Land KPG III, LLC, as purchaser.

10.5

Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Airport Realty Associates L.P., as seller, and 100 Airport KPG III, LLC, 200 Airport KPG III, LLC and 300 Airport KPG III, LLC, as purchasers.

10.6	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Property Trust, as seller, and 1000 Madison KPG III, LLC, as purchaser.

10.7	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Monument 150 Realty L.L.C., as seller, and Monument KPG III, LLC, as purchaser.

10.8

Agreement of Sale and Purchase dated as of July 15, 2013 by and between 4 Sentry Realty L.L.C. and Five Sentry Realty Associates L.P., as sellers, and Four Sentry KPG, LLC and Five Senttry KPG III, LLC, as purchasers.

99.1	Press Release of Mack-Cali Realty Corporation dated July 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: July 19, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: July 19, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Pennsylvania Realty Associates, L.P., as seller, and Westlakes KPG III, LLC and Westlakes Land KPG III, LLC, as purchasers.

10.2	Agreement of Sale and Purchase dated as of July 15, 2013 by and between M-C Rosetree Associates, L.P., as seller, and Rosetree KPG III, LLC and Rosetree Land KPG III, LLC, as purchasers.

10.3	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali-R Company No. 1 L.P., as seller, and Plymouth Meeting KPG III, LLC, as purchaser.

10.4	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Stevens Airport Realty Associates L.P., as seller, and Airport Land KPG III, LLC, as purchaser.

10.5

Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Airport Realty Associates L.P., as seller, and 100 Airport KPG III, LLC, 200 Airport KPG III, LLC and 300 Airport KPG III, LLC, as purchasers.

10.6	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Mack-Cali Property Trust, as seller, and 1000 Madison KPG III, LLC, as purchaser.

10.7	Agreement of Sale and Purchase dated as of July 15, 2013 by and between Monument 150 Realty L.L.C., as seller, and Monument KPG III, LLC, as purchaser.

10.8

Agreement of Sale and Purchase dated as of July 15, 2013 by and between 4 Sentry Realty L.L.C. and Five Sentry Realty Associates L.P., as sellers, and Four Sentry KPG, LLC and Five Senttry KPG III, LLC, as purchasers.

99.1	Press Release of Mack-Cali Realty Corporation dated July 18, 2013.